UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒    Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under § 240.14a-12

URBAN OUTFITTERS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-16(i)(1) and 0-11.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting of

URBAN OUTFITTERS, INC.

To Be Held On:

June 5, 2024, at 9:00 a.m. Eastern Daylight Time

COMPANY NUMBER

ACCOUNT NUMBER

CONTROL NUMBER

This communication is not a form for voting and presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you want to receive a paper or e-mail copy of the proxy materials you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before May 17, 2024 to facilitate timely delivery, otherwise you will not receive a paper or e-mail copy.

Please visit http://proxy.urbn.com, where the following materials are available for view:

• Notice of Annual Meeting of Shareholders
• Proxy Statement
• Form of Electronic Proxy Card
• Annual Report on Form 10-K

TO REQUEST MATERIAL:	TELEPHONE: (800) 220-9700

E-MAIL: proxymaterial@urbanout.com

WEBSITE: http://proxy.urbn.com

TO VOTE:	ONLINE: To access your online proxy card, please visit www.voteproxy.com and follow the on-screen instructions or scan the QR code with your smartphone.
TELEPHONE: To vote by telephone, please visit www.voteproxy.com to view the materials and to obtain the toll-free number to call.
MAIL: You may request a card by following the instructions above.
Proxies submitted by mail, telephone, Internet or other electronic means must be received by 11:59 P.M. EDT, Tuesday, June 4, 2024.

VIRTUALLY AT THE MEETING: The Company will conduct our Annual Meeting in a virtual format, via a live audio webcast. To attend the Annual Meeting visit https://web.lumiconnect.com/270154195 (password: urban2024) and be sure to have available the control number.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES FOR DIRECTOR.	THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES FOR DIRECTOR LISTED IN PROPOSAL 1 AND “FOR” PROPOSALS 2 AND 3.

1. Election of Directors: NOMINEES:	2. To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for Fiscal Year 2025.
Edward N. Antoian	3. Advisory vote to approve executive compensation.

Kelly Campbell

Harry S. Cherken, Jr.

Mary C. Egan

Margaret A. Hayne

Richard A. Hayne

Amin N. Maredia

Wesley S. McDonald

Todd R. Morgenfeld

John C. Mulliken

Please note that you cannot use this notice to vote by mail.

ANNUAL MEETING OF SHAREHOLDERS OF

URBAN OUTFITTERS, INC.

June 5, 2024

PROXY VOTING INSTRUCTIONS

INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-201-299-4446 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

Proxies submitted by mail, telephone, Internet or other electronic means must be received by 11:59 P.M. EDT, Monday, June 4, 2024.

VIRTUALLY AT THE MEETING - The Company will conduct our Annual Meeting in a virtual format, via a live audio webcast. To attend the Annual Meeting visit https://web.lumiconnect.com/270154195 (password: urban2024) and be sure to have available the control number.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via https://equiniti.com/us/ast-access to enjoy online access.

COMPANY NUMBER
ACCOUNT NUMBER

NOTICE REGARDING THE INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, proxy statement, proxy card and Annual Report on Form 10-K are available at http://proxy.urbn.com
Please detach along perforated line and mail in the envelope provided IF you are not voting via the Internet or telephone.

00033333333333300000 6	060524

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES FOR DIRECTOR LISTED IN PROPOSAL 1 AND “FOR” PROPOSALS 2 AND 3.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH OF THE NOMINEES LISTED IN PROPOSAL 1 AND “FOR” PROPOSALS 2 AND 3. THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS VOTING THE PROXIES WITH RESPECT TO SUCH OTHER MATTERS AS MAY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

			FOR	AGAINST	ABSTAIN
	1.	Election of Directors: Edward N. Antoian	☐	☐	☐
		Kelly Campbell	☐	☐	☐
		Harry S. Cherken, Jr.	☐	☐	☐
		Mary C. Egan	☐	☐	☐
		Margaret A. Hayne	☐	☐	☐
		Richard A. Hayne	☐	☐	☐
		Amin N. Maredia	☐	☐	☐
		Wesley S. McDonald	☐	☐	☐

		Todd R. Morgenfeld	☐	☐	☐

		John C. Mulliken	☐	☐	☐

	2.	To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for Fiscal Year 2025.	☐	☐	☐

	3.	Advisory vote to approve executive compensation.	☐	☐	☐
You are urged to sign and return this proxy so that you may be sure that your shares will be voted.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:

Note:

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.